Exhibit 25(b)



			  SECURITIES AND EXCHANGE COMMISSION
			       WASHINGTON, D.C.  20549

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				       FORM T-2

			       STATEMENT OF ELIGIBILITY
		       UNDER THE TRUST INDENTURE ACT OF 1939 OF
		      AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

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			 CHECK IF AN APPLICATION TO DETERMINE
			 ELIGIBILITY OF A TRUSTEE PURSUANT TO
				SECTION 305(b)(2)

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				   GERARD F. GANEY
				  (Name of trustee)
				     ###-##-####
			       (Social Security Number)

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		    114 West 47th Street               10036-1532
		   New York, New York                  (Zip Code)
		    (Business Address)

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			    System Energy Resources, Inc.
		 (Exact name of OBLIGOR as specified in its charter)


			  Arkansas                      72-0752777
	       (State or other jurisdiction of       (I.R.S. Employer
	       incorporation or organization)       Identification No.)

		    Echelon One                            39213
	       1340 Echelon Parkway                     (Zip code)
	       Jackson, Mississippi
      (Address of principal executive offices)

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				 First Mortgage Bonds
			 (Title of the indenture securities)

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


     I.   Affiliations with Obligor.
	  -------------------------

	  If the obligor is an affiliate of the trustee, describe each such affiliation.

     II.  List of Exhibits.
	  ----------------

	  List below all exhibits filed as part of this statement of eligibility.

	  None.

					 NOTE


	  Inasmuch as this Form T-2 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answer to Item 1, the answer to said Item is based upon incomplete information. Item 1 may, however, be considered correct unless amended by an amendment to this Form T-2.

	  In answering Item 1 in this Statement of Eligibility, as to matters peculiarly within the knowledge of the obligor, or its directors, or officers, the Trustee has relied upon information furnished to him by the obligor and will rely on information to be furnished by the obligor and the Trustee disclaims responsibility for the accuracy or completeness of such information.

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				      SIGNATURE

	  Pursuant to the requirements of the Trust Indenture Act of 1939, I, Gerard F. Ganey, have signed this statement of eligibility in the City of New York, and State of New York, on the 21st day of June, 1996.


	  By:   /s/ Gerard F. Ganey
	       ---------------------------------
	       Gerard F. Ganey